EXHIBIT 99.1

                                                                 EXECUTION COPY


                             FIRST AMENDMENT TO THE
                             MASTER TRUST AGREEMENT



           This First Amendment to the Master Trust Agreement (this "Amendment") is entered into as of April 28, 2003 between A.I. Receivables Transfer Corp., a Delaware corporation, as depositor (the "Depositor") and Chase Manhattan Bank USA, National Association, as successor by merger to Chase Manhattan Bank Delaware, a Delaware banking corporation, as owner trustee (the "Owner Trustee").

           WHEREAS, the Depositor and Owner Trustee are parties to the Master Trust Agreement, dated as of November 5, 1999 (the "Trust Agreement");

           WHEREAS, the Depositor has requested the Owner Trustee desire to amend the Trust Agreement to reflect a change in the name of the Trust.


NOW THEREFORE, the parties hereby agree as follows:

           1. Definitions. Capitalized terms used herein without definition have the respective meanings assigned thereto in the Trust Agreement.

           2. Amendment to Section 2.01. Section 2.01 of the Trust Agreement is hereby amended to read in its entirety as follows:

           "Section 2.01 Name. The Trust created hereby shall be known as "AICCO Premium Finance Master Trust," or any successors or assigns, in which name the Owner Trustee may conduct the business of the Trust and engage in the transactions contemplated hereby, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust."

           3. Trust Agreement to Remain In Effect. Except as amended by this Amendment, the Trust Agreement remains in full force and effect.

           4. Reference in Other Documents. On and from the date hereof, references to the Trust Agreement in any other agreement or document shall be deemed to include a reference to the Trust Agreement as amended hereby, whether or not reference is made to this Amendment.

           5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which when taken together shall constitute a single Amendment.

           6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to conflict of laws provisions.

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           7. Conditions Precedent. The Depositor hereby certifies to the Owner
Trustee that all conditions precedent to the Owner Trustee's execution and delivery of this Amendment have been satisfied.

           8. Certificate of Amendment. The Owner Trustee is hereby authorized and directed to file a certificate of amendment to the Certificate of Trust of the Trust in the form attached hereto as Exhibit A.



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           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their respective by their respective officers, thereunto duly authorized as of the date first above written.

                                          A.I. RECEIVABLES TRANSFER CORP.,
                                          as Depositor


                                          By: /s/ Michael D. Vogen
                                              ----------------------------------
                                               Name: Michael D. Vogen
                                               Title: Chief Financial Officer

                                          CHASE MANHATTAN BANK USA, NATIONAL
                                          ASSOCIATION, as successor by merger
                                          to CHASE MANHATTAN BANK DELAWARE,
                                          as Owner Trustee


                                          By: /s/ Michael B. McCarthy
                                              ----------------------------------
                                               Name:  Michael B. McCarthy
                                               Title: Vice President





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                                                                       Exhibit A





                            CERTIFICATE OF AMENDMENT
                                       TO
                              CERTIFICATE OF TRUST
                                       OF
                     AIG CREDIT PREMIUM FINANCE MASTER TRUST

           THIS Certificate of Amendment of AIG Credit Premium Finance Master Trust (the "Trust"), is being duly executed and filed by the undersigned trustee to amend a statutory trust formed under the Delaware Statutory Trust Act (12 Del. C.ss.3801 et seq.).


NAME. THE NAME OF THE STATUTORY TRUST AMENDED HEREBY IS AIG CREDIT PREMIUM FINANCE MASTER TRUST.

AMENDMENT OF TRUST. THE CERTIFICATE OF TRUST OF THE TRUST IS HEREBY AMENDED BY CHANGING THE NAME OF THE TRUST IN THE STATE OF DELAWARE TO AICCO PREMIUM FINANCE MASTER TRUST.

EFFECTIVE DATE. THIS CERTIFICATE OF AMENDMENT SHALL BE EFFECTIVE UPON FILING.

           IN WITNESS WHEREOF, the undersigned trustee of the Trust has executed this Certificate of Amendment as of the date and year first above written.

                                              CHASE MANHATTAN BANK USA,
                                              NATIONAL ASSOCIATION, not in its
                                              individual capacity but solely
                                              as trustee



                                              By: /s/ Michael B. McCarthy
                                                 -------------------------------
                                                 Name:  Michael B. McCarthy
                                                 Title: Vice President